JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Supplement dated May 9, 2012

to

STATEMENTS OF ADDITIONAL INFORMATION

dated April 30, 2012

This Supplement applies to the Statements of Additional Information dated April 30, 2012 for certain variable life policies issued by John Hancock Life Insurance Company (U.S.A.). The Policies include:

Accumulation VUL	Medallion Executive Variable Life III
Annual Premium Variable Life	Medallion Variable Life
Corporate VUL	Medallion Variable Universal Life Edge
EPVUL	Medallion Variable Universal Life Edge II
eVariable Life	Medallion Variable Universal Life Plus
Flex V1	Performance Executive Variable Life
Flex V2	Performance Survivorship Variable Universal Life
Majestic Performance Survivorship Variable Universal Life	Protection Variable Universal Life
Majestic Performance VUL	Protection Variable Universal Life
Majestic Survivorship VULX	SPVL
Majestic Variable COLI	Survivorship Variable Universal Life
Majestic Variable Estate Protection	Survivorship VUL
Majestic Variable Estate Protection 98	Variable Estate Protection
Majestic Variable Universal Life	Variable Estate Protection Edge
Majestic Variable Universal Life 98	Variable Estate Protection Plus
Majestic VCOLIX	Variable Master Plan Plus
Majestic VULX	VUL Accumulator
Medallion Executive Variable Life	VUL Protector
Medallion Executive Variable Life II

Derivative Liabilities of John Hancock Life Insurance Company (U.S.A)

The financial statements of John Hancock Life Insurance Company (U.S.A.) (the “Company”) at December 31, 2011 and 2010, and for each of the three years in the period ended December 31, 2011 appear in the Statement of Additional Information of the Registration Statement. The following discussion provides additional information about derivative liabilities of the Company that are reflected in those financial statements. This information relates to derivative liabilities of the Company, not the Separate Account nor the Funds of the John Hancock Variable Insurance Trust, and should be read only as providing additional financial information about the Company.

As noted in the Company’s consolidated balance sheets that are included within the Audited Financial Statements, the Company had total derivatives liabilities of $7,813 million as of December 31, 2011. Of this amount:

(1)	$5,040 million of derivative liabilities as of December 31, 2011 are subject to “master netting arrangements” where the Company is in a net asset position (i.e. assets plus collateral exceed liabilities) with respect to the counterparty. For these purposes, a master netting agreement is an arrangement between the Company and a counterparty where more than one derivative contract exists between the two entities.

(2)	$2,572 million of “embedded derivatives” as of December 31, 2011 relate to reinsurance contracts between the Company and affiliated reinsurers. The embedded derivative relating to each reinsurance contract is a total return swap wherein the Company is obligated to pay the reinsurer the actual return on assets backing the ceded liabilities in exchange for a credit equal to interest due on the Company’s ceded reserves. The Company measures the credit as the difference between (a) the fair market value of assets backing the reinsured liabilities and (b) the value of those assets as shown in financial statements of the Company that are prepared under statutory accounting principles. These entities are under common control with the Company by the Company’s ultimate parent, Manulife Financial Corporation, a Canadian company, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Thus, the Company’s derivative liabilities in which the Company is in a net liability position (i.e. liabilities exceed assets plus collateral) with respect to counterparties and reinsurance contracts with non-affiliated entities at December 31, 2011 was $201 million.

Note 8 to the Company’s Audited Financial Statements also shows policyholder-related embedded derivatives of $106 million for participating pension contracts and $1,061 million for benefit guarantees on variable annuity contracts. These embedded derivatives are included in Future Policy Benefits at December 31, 2011, as shown on the Company’s consolidated balance sheets within the Audited Financial Statements.

You should retain this Supplement for future reference.

Supplement dated May 9, 2012

You should read this Supplement together with the current Statement of Additional Information for the prospectus for the policy you have purchased, and retain all documents for future reference. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

Variable life insurance policies shown above are issued by the Company and funded through one of the following Separate Accounts: John Hancock Variable Life Account S, John Hancock Variable Life Account UV, John Hancock Variable Life Account U, John Hancock Variable Life Account V, John Hancock Life Insurance Company (U.S.A.) Separate Account A, and John Hancock Life Insurance Company (U.S.A.) Separate Account N.

04-2012

333-164150	333-164160	333-164170	333-100597	333-126668

333-164151	333-164161	333-164171	333-124150	333-152409

333-164152	333-164162	333-164172	333-131299

333-164153	333-164164	333-164173	333-141692

333-164156	333-164163	333-164174	333-148991

333-164154	333-164165	333-164175	333-151630

333-164155	333-164166	333-164176	333-152406

333-164157	333-164167	333-85284	333-153252

333-164158	333-164168	333-88748	333-157212

333-164159	333-164169	333-71136	333-100567